PORTFOLIO OF INVESTMENTS – as of December 31, 2019 (Unaudited)

Loomis Sayles Inflation Protected Securities Fund

Principal Amount	Description	Value (†)
Bonds and Notes – 96.3% of Net Assets
	Electric – 0.5%
$60,000	CenterPoint Energy, Inc., 2.950%, 3/01/2030	$59,159
105,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A	104,335

		163,494

	Health Insurance – 0.3%
85,000	Humana, Inc., 3.950%, 8/15/2049	89,079

	Healthcare – 0.4%
115,000	CVS Health Corp., 3.250%, 8/15/2029	116,879

	Oil Field Services – 0.2%
70,000	National Oilwell Varco, Inc., 3.600%, 12/01/2029	70,213

	Sovereigns – 0.6%
205,000	Republic of Italy, 2.875%, 10/17/2029	194,530

	Treasuries – 94.3%
1,236,572	U.S. Treasury Inflation Indexed Bond, 0.875%, 2/15/2047(a)	1,325,036
971,988	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2046(a)	1,068,862
678,282	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2048(a)	750,499
1,247,596	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2049(a)	1,386,263
275,449	U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032(a)	378,162
2,100,907	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2021(a)	2,096,568
5,184,739	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2022(a)	5,177,085
3,510,395	U.S. Treasury Inflation Indexed Note, 0.125%, 10/15/2024(a)	3,530,600
1,728,383	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2026(a)	1,733,835
1,705,153	U.S. Treasury Inflation Indexed Note, 0.250%, 7/15/2029(a)	1,721,700
949,471	U.S. Treasury Inflation Indexed Note, 0.375%, 7/15/2025(a)	968,812
2,263,720	U.S. Treasury Inflation Indexed Note, 0.375%, 1/15/2027(a)	2,298,067
1,948,754	U.S. Treasury Inflation Indexed Note, 0.500%, 4/15/2024(a)	1,980,259
834,576	U.S. Treasury Inflation Indexed Note, 0.500%, 1/15/2028(a)	856,142

Principal Amount	Description	Value (†)
Bonds and Notes – continued
	Treasuries – continued
$2,992,246	U.S. Treasury Inflation Indexed Note, 0.625%, 1/15/2026(a)	$3,083,938
2,219,428	U.S. Treasury Inflation Indexed Note, 0.750%, 7/15/2028(a)	2,334,882
784,715	U.S. Treasury Inflation Indexed Note, 0.875%, 1/15/2029(a)	833,286

		31,523,996

	Total Bonds and Notes (Identified Cost $31,466,658)	32,158,191

Short-Term Investments – 3.7%
1,246,596	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $1,246,658 on 1/02/2020 collateralized by $1,210,000 U.S. Treasury Note, 2.875% due 9/30/2023 valued at $1,272,642 including accrued interest(b) (Identified Cost $1,246,596)	1,246,596

	Total Investments – 100.0% (Identified Cost $32,713,254)	33,404,787
	Other assets less liabilities – 0.0%	10,045

	Net Assets – 100.0%	$33,414,832

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows: Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

.

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Centrally cleared swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Treasury Inflation Protected Security (TIPS).
(b)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of December 31, 2019, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

144A

All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the value of Rule 144A holdings amounted to $104,335 or 0.3% of net assets.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes*	$—	$32,158,191	$—	$32,158,191
Short-Term Investments	—	1,246,596	—	1,246,596

Total	$—	$33,404,787	$—	$33,404,787

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

Industry Summary at December 31, 2019 (Unaudited)

Treasuries	94.3%
Other Investments, less than 2% each	2.0
Short-Term Investments	3.7

Total Investments	100.0
Other assets less liabilities	0.0 *

Net Assets	100.0%

*	Less than 0.1%